UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Prospect Floating Rate and Alternative Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
October 2, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (the “Fund” or "we," "us" or "our"), to be held virtually on December 18, 2023, at 2:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFLOAT2023. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, holders of the outstanding shares of the Fund’s common stock (“stockholders”) will be asked to elect one director of the Fund.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting . If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may vote at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposal to be voted on, please call EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 758-5880.
Further, from time to time the Fund may repurchase a portion of its common stock and is notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2023

To the Stockholders of Prospect Floating Rate and Alternative Income Fund, Inc.:
The 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (“PFLOAT,” the “Fund,” “we,” “us,” or “our”), will be held virtually on December 18, 2023, at 2:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFLOAT2023. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

The Annual Meeting is being held for the following purposes:
1.To elect one Class I director of the Fund, Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s common stock to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies, as outlined below and more fully described in the accompanying proxy statement for the Annual Meeting (the “Proxy Statement”); and

2.To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

The Fund’s Board of Directors unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
You have the right to receive notice of and to vote at the Annual Meeting if you were a holder ("stockholder") of record of the Fund’s outstanding common stock at the close of business on September 29, 2023 (the "Record Date"). Please complete, sign, date and return your proxy card to the Fund in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card(s). If you attend the Annual Meeting, you may vote at the meeting, which will automatically revoke your proxy. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
    If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFLOAT2023. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Prospect Floating Rate and Alternative Income Fund, Inc. 2023 Annual Meeting”) to request a control number by December 11, 2023. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFLOAT2023. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

As always, the Fund encourages you to vote your shares at the Annual Meeting.
If you have any questions about the proposals to be voted on, please call EQ Fund Solutions, LLC, our proxy solicitor, at (800) 758-5880.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
October 2, 2023

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares.

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

2023 Annual Meeting of Stockholders

This proxy statement, (this "Proxy Statement"), is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the “Board”) of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (“PFLOAT,” the “Fund,” or “we,” “us,” or “our”), for use at our 2023 Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually on December 18, 2023, at 2:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFLOAT2023, and at any adjournment or postponement thereof. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

The Board has fixed the close of business on September 29, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 2,407,904 shares of PFLOAT’s common stock were issued and outstanding. Each share of the common stock is entitled to one vote.

If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFLOAT2023. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Prospect Floating Rate and Alternative Income Fund, Inc. 2023 Annual Meeting”) to request a control number by December 11, 2023. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

This Proxy Statement, the accompanying proxy card and the Fund's annual report for the fiscal year ended June 30, 2023 are first being released to stockholders on or about October 9, 2023.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Annual Meeting and may incur additional expenses to continue to solicit additional votes.

We have engaged EQ Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting at the Annual Meeting virtually or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions, your shares will be voted FOR the election of the nominees as directors.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote whether or not he or she has previously authorized a proxy.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. We do not believe that our stockholders are entitled to appraisal rights in connection with the proposal.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFLOAT2023. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (800) 758-5880.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 18, 2023

The following materials relating to this Proxy Statement are available at http://vote.proxyonline.com/floating/docs/pfloat.pdf:

•this Proxy Statement;
•the accompanying Notice of Annual Meeting of Stockholders; and
•the Fund’s annual report for the fiscal year ended June 30, 2023.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.to elect one Class I director of the Fund, Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s common stock to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies, as outlined below and more fully described in this Proxy Statement; and

2.to transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Annual Meeting, by webcast or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast one-third of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person (virtually) or by proxy of the holders of shares entitled to cast a one-third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

    If a quorum is not present at the Annual Meeting, or if there are not sufficient votes to approve a proposal, or if the chairman of the Annual Meeting otherwise determines that additional solicitation of proxies is in the best interests of the Fund, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present in person (virtually) or by proxy at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of votes.

Votes Required

Election of Director. The nominated director will be elected by a plurality of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Under the rules of the New York Stock Exchange, brokers do not have discretionary authority to vote for the election of directors. As a result, absent specific voting instructions from the beneficial owner of the applicable shares, brokers will not be permitted to vote shares for the election of directors.

Additional Solicitation. If a quorum is not present, if there are not enough votes to approve a proposal at the Annual Meeting, or if the chairman of the Annual Meeting determines that additional solicitation of proxies is otherwise in the best interests of the Company, the chairman of the meeting or, if a stockholder vote is called, the stockholders present by webcast or by proxy may, by the affirmative vote of a majority of the votes available to be cast at the Annual Meeting, adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of v with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

    In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of Prospect Capital Management L.P. (“PCM”), the Fund’s investment adviser, and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained EQ Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $34,506 plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, or by the person submitting a properly executed, later-dated proxy or attending the Annual Meeting and voting virtually. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFLOAT2023. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Prospect Floating Rate and Alternative Income Fund, Inc. 2023 Annual Meeting”) to request a control number by December 11, 2023. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFLOAT2023. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (800) 758-5880.

Investment Adviser and Administrator

PCM serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PCM is located at 700 S Rosemary Ave, Suite 204, West Palm Beach, FL 33401 and Prospect Administration is located at 10 East 40th Street, 42nd Floor, New York, New York 10016.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The following table sets forth, as of September 29, 2023, certain ownership information with respect to the Fund’s common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock and the beneficial ownership of each current director, the nominees for director, the Fund’s executive officers, and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock he or she beneficially owns, if any, and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Outstanding
5% or more holders
None
Interested Director
M. Grier Eliasek	—	—
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Kristin Van Dask	—	—
Executive officers and directors as a group	—	—
_______________________________
(1)    The business address of each director and executive officer of the Fund is c/o Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Assumes no other purchases or sales of the Fund’s common stock since the most recently available Commission filings. This assumption has been made under the rules and regulations of the Commission and does not reflect any knowledge that the Fund has with respect to the present intent of the beneficial owners of the Fund’s common stock listed in this table.

The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Fund and equity securities beneficially owned by each director and each nominee for election as a director within the same family of investment companies as of September 29, 2023. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority and PFLOAT, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in PFLOAT (1)(2)	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Director
M. Grier Eliasek	None	None	Over $100,000
Independent Directors
Andrew C. Cooper	None	None	None
William J. Gremp	None	None	Over $100,000
Eugene S. Stark	None	None	Over $100,000
_______________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1: ELECTION OF DIRECTOR

Pursuant to the Fund’s bylaws, the Board may change the number of directors constituting the Board, provided that the number thereof shall never be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor. In accordance with the Fund’s bylaws, the Fund has four directors on its Board as of the date of this Proxy Statement. Members of the Board have been divided into three staggered classes of directors, with directors in each class elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify.

•William J. Gremp is standing for election as a Class I director at the Annual Meeting to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies; and

A stockholder can vote for or withhold his or her vote from a nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named above. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named above will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement and to serve if elected.

The Board recommends that you vote FOR the election of the nominee named in this Proxy Statement.

Information about the Director Nominee and Continuing Directors

Certain information with respect to the Class I director nominee of the Fund for election at the Annual Meeting, as well as each of the other continuing directors of the Fund, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Fund.

The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.

The Board, in connection with the 1940 Act, has considered the independence of members of the Board who are not employed by PCM, Prospect Administration, the Fund’s former dealer manager or any of their respective affiliates and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the 1940 Act. In reaching this conclusion, the Board concluded that Messrs. Cooper, Gremp and Stark had no relationships with PCM, Prospect Administration, the Fund’s former dealer manager or any of their respective affiliates, other than their positions as directors of the Fund and of other funds in the Fund Complex, if applicable, investments in us that are on the same terms as those of other stockholders.

William J. Gremp has been nominated for election as a Class I director at the Annual Meeting to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Gremp is not being proposed for election pursuant to any agreement or understanding with any other director or the Fund. Mr. Gremp has consented to be named as a nominee and, if elected, has agreed to serve as a Class I director.

Name (Age) Position(s) with the Fund (Since) Address(1)	Class Term Expires(2)	Number of Funds in the Fund Complex overseen by the Director or Nominee	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years(3)
Interested Director(4)
M. Grier Eliasek (50) Chairman of the Board, Director, Chief Executive Officer and President (2019)	Class III Continuing 2024	3
Director, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Director, Chief Executive Officer and President of Priority Income Fund, Inc.

Independent Directors
William J. Gremp (80) Director (2019)	Class I Nominee 2023	3	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
Andrew C. Cooper (61) Director (2019)	Class III Continuing 2024	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
Eugene S. Stark (65) Director (2019)	Class II Continuing 2025	3	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
_______________________________
(1)The business address of each director of the Fund is c/o Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)For the nominees, the term stated assumes election by stockholders at the Annual Meeting.
(3)The Fund Complex consists of the Fund, Priority and PSEC. Each of Messrs. Eliasek, Cooper, Gremp and Stark are directors of all three entities in the Fund Complex. Mr. Gremp is up for election as a director of all three entities in the Fund Complex.
(4)Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Fund.

Committees of the Board

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. The charter of each committee is made available on our website at https://www.pfloat.com. For the fiscal year ended June 30, 2023, the Board held 9 Board meetings, 11 Audit Committee meetings and 1 Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. One director attended our prior annual meeting of stockholders.

The Audit Committee. Our Audit Committee is composed wholly of our independent directors. The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include the following. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in determining a fair market value of our debt and equity securities that are not publicly-traded or for which current market values are not readily available. The Board and Audit Committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Messrs. Cooper, Gremp and Stark are the members of our Audit Committee, and Mr. Stark is the chairman. Our Board has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The function of the Audit Committee is oversight. The Fund’s management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Fund’s annual financial statements in accordance with generally accepted accounting principles. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Fund’s stockholders. The Board and its Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees or management of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the Fund’s officers and employees, investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund.
The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to PFLOAT; overseeing the evaluation of the Board and management; determining or recommending to the Board for determination the compensation of any of our executive officers to the extent we pay any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee. Currently, the PFLOAT’s executive officers do not receive any direct compensation from PFLOAT. The Nominating and Corporate Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act.

The Nominating and Corporate Governance Committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must submit the same information and follow the same procedures regarding advance notice and other requirements of our bylaws applicable to stockholder-nominated director candidates.

In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and those of our stockholders.

Compensation Committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. However, the compensation payable to the Fund’s investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Fund’s independent directors in accordance with Section 15(c) of the 1940 Act.
Corporate Governance

Board Leadership Structure

The Board believes that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of the Fund is a superior model that results in greater efficiency regarding management of the Fund, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Fund arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Fund, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.

The Board has not identified a lead independent director of the Board of the Fund in as much as the Board consists of only four individuals as of the date of this Proxy Statement. We are aware of the potential conflicts that may arise when a non-

independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include meetings of the independent directors in executive session without the presence of interested directors, management and PCM, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. In addition, although the independent directors recognize that having a lead independent director may in some circumstances help coordinate communications with management and otherwise assist a board of directors in the exercise of its oversight duties, the independent directors believe that, because of the size of the Board, the ratio of independent directors to interested directors, and the good working relationship among the Board members, it has not been necessary to designate a lead independent director. Further, the Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Fund and the Board.

Director Independence

The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment advisor or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act. The Board has determined that each of its directors, other than Mr. Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

As Chairman of the Board and Chief Executive Officer of the Fund, Mr. Eliasek assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Fund. Mr. Eliasek also manages the day-to-day operations of the Fund, with the support of the other executive officers. As Chief Executive Officer, Mr. Eliasek has general responsibility for the implementation of the policies of the Fund, as determined by the Board, and for the management of the business and affairs of the Fund. The Board has determined that its leadership structure, in which the majority of the directors are not affiliated with the Fund, PCM, Prospect Administration or their affiliates, is appropriate in light of the services that PCM and Prospect Administration and their affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Fund

The Board believes that, collectively, the directors have balanced and diverse experiences, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Director

M. Grier Eliasek

Mr. Eliasek has been the Chairman of the Board and the Fund’s Chief Executive Officer and President since March 31, 2019, the date on which Pathway Capital Opportunity Fund, Inc. ("PWAY") merged (the “Merger”) with and into Triton Pacific Investment Corporation, Inc. ("TPIC"). Prior to the Merger Mr. Eliasek served as PWAY’s Chairman of the Board and the Fund’s Chief Executive Officer and President since PWAY’s inception. Mr. Eliasek also currently serves as a Managing Director of PCM and Prospect Administration and as President, Co-Founder and Chief Operating Officer of PSEC. He also serves on the Board of Directors for PSEC and leads each of PCM’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining PCM in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Mr. Eliasek brings to the Board business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments as well as of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of the Fund’s business and operations, provide the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board, Chief Executive Officer and President of the Fund and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Fund, its operation, and the business and regulatory issues facing the Fund.

Independent Directors

Andrew C. Cooper

Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provide the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PCM and Prospect Administration enhances his service as a member of the Board.

William J. Gremp

Mr. Gremp brings to the Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PCM and Prospect Administration enhances his service as a member of the Board.

Eugene S. Stark

Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of PSEC, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of

Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PCM and Prospect Administration enhances his service as a member of the Board.

Means by Which the Board Supervises Executive Officers

The Board is regularly informed on developments and issues related to the Fund’s business, and monitors the activities and responsibilities of the executive officers in various ways.

At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board regarding the Fund’s business between the dates of regular meetings of the Board.

Executive officers and other members of PCM and Prospect Administration, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of independent directors and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Fund’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. Acting as the Nominating and Governance Committee, the Board’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund; and overseeing the evaluation of the Board and management. The Audit Committee consists solely of independent directors.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. Each Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

The Fund believes that its Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Fund must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs certain kinds of indebtedness, and the Fund generally has to invest at least 70% of its total assets in “qualifying assets.” On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. At the special meeting held on March 15, 2019, the Fund’s stockholders approved the application to the Fund of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, and subject to certain additional disclosure requirements and the repurchase obligations, the minimum asset coverage ratio applicable to the Fund was reduced from 200% to 150%, effective as of March 16, 2019. That means that for every $100 of net assets, the Fund may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, the Fund may not be able to incur additional debt and may need to sell a portion of its investments to repay some debt when it is disadvantageous to do so, and the Fund may not be able to make distributions.

In addition, the Fund elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain income source, asset diversification and income distribution requirements.

The Fund believes that the extent of its Board’s and its committees’ roles in risk oversight complements its Board’s leadership structure because it allows the Fund’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

The Fund believes that a board’s role in risk oversight must be evaluated on a case by case basis and that its Board’s practices concerning risk oversight are appropriate. However, the Fund continually re-examines the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines on behalf of the Fund. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board; composition and responsibilities of directors serving on committees of the Board; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board.

Code of Ethics and Policies Regarding Personal Trading, Hedging and Pledging of Fund Securities

The Fund, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended, that establishes procedures for personal investments and restricts certain personal securities transactions. The Fund’s code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

In addition, under our code of ethics, no affiliate, director, member, officer or employee of the Fund or our Adviser or any other person who has access to non-public information pertaining to the operations, assets, investment activities or other material matters concerning the Fund (“Access Persons”) and their immediate family members may trade in our shares without, among other things, first obtaining advance permission of one of either the chief compliance officer of the Fund or the chief compliance officer of our Adviser. Moreover, Access Persons are prohibited from engaging in hedging transactions with respect to the Fund’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, and holding the Fund’s securities in a margin account or pledging the Fund’s Securities as collateral for a loan.

Internal Reporting and Whistle Blower Protection Policy

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by personnel of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Prospect Floating Rate and Alternative Income Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016

The Audit Committee Chairman may be contacted at:

Prospect Floating Rate and Alternative Income Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016

Communication with the Board

Stockholders with questions about the Fund are encouraged to contact the Fund. Stockholders may communicate with the Fund or its Board by sending their communications to Prospect Floating Rate and Alternative Income Fund, Inc., Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 44(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since March 31, 2019	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since March 31, 2019. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC and Prospect Capital Corporation.
_______________________________
(1)The business address of Ms. Van Dask is c/o Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors

The following table sets forth information regarding the compensation received by the directors and executive officers for the Fund for the fiscal year ended June 30, 2023. No compensation is paid to the interested directors or executive officers by the Fund.

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Total Compensation from the Fund and Fund Complex
Interested Director
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper	None	None	$225,000
William J. Gremp	None	None	$225,000
Eugene S. Stark	None	None	$225,000
Executive Officers
Kristin Van Dask(2)	None	None	None
_______________________________
(1)    The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)    The Fund has not paid, and does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Mr. Eliasek is compensated by PCM from the income PCM receives under the investment advisory agreement between PCM and PFLOAT. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreements.

The independent directors are entitled to receive annual cash retainer fees, determined based on the Fund’s net asset value as of the end of each fiscal quarter. Amounts payable by the Fund under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 - $100 million	$0	$0	$0	$0	$0
$100 million - $250 million	$20,000	$1,000	$10,000	$2,500	$500
Over $250 million	$30,000	$1,000	$12,500	$2,500	$500

Certain Relationships and Transactions

    The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations.

On April 20, 2021, we entered into an investment advisory agreement (the "Investment Advisory Agreement") with Prospect Capital Management L.P. in which M. Grier Eliasek is an officer. Pursuant to the Investment Advisory Agreement, we pay PCM a base management fee and an incentive fee. Members of our senior management also serve as principals of other investment managers affiliated with PCM that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

As a BDC, we are subject to certain regulatory restrictions in making our investments, including in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as PCM and its affiliates, unless we obtain an exemptive order from the Commission. For example, we have in the past and expect in the future to co-invest on a concurrent basis with certain affiliates, consistent with applicable regulations and our allocation procedures. The parent company of PCM has received an exemptive order from the Commission (the “Order”) granting the ability to negotiate terms, other than price and quantity, of co-investment transactions with other funds managed by PCM or its affiliates, including us, PSEC and Priority, subject to certain conditions included therein. Under the terms of the Order permitting us to co-invest with other funds managed by PCM or its affiliates, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with certain entities affiliated with PCM in negotiated transactions originated by PCM or its affiliates in accordance with such Order and existing regulatory guidance. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, PCM and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate. We intend to make all of our investments in compliance with the 1940 Act and in a manner that will not jeopardize our status as a BDC or RIC.

    We have entered into an administration agreement with Prospect Administration LLC in which certain members of our senior management hold an equity interest and act as principals. Pursuant to the administration agreement, we reimburse Prospect Administration for expenses necessary to perform services related to our administration and operations.

On July 7, 2021, we entered into a new expense limitation agreement, as amended and restated on August 23, 2022 and August 24, 2023 (the “New ELA”), with PCM pursuant to which PCM, in its sole discretion, will waive a portion or all of the investment advisory fees that it is entitled to receive under the Investment Advisory Agreement, from April 20, 2021 through June 30, 2024, in order to limit our operating expenses to an annual rate, expressed as a percentage of our average quarterly net assets, equal to 8.00%. Other than such guaranteed waiver, which the former ELA did not contain, the terms and conditions of the New ELA are substantially similar to those of the former ELA. After June 30, 2024, such waiver may be made at PCM’s option and in its sole discretion and, notwithstanding, we may elect to further update the New ELA at any time between now and June 30, 2024.

    We have entered into a license agreement with an affiliate of PCM, pursuant to which the affiliate granted us a non-exclusive, royalty free license to use the “Prospect” name. Under this license agreement, we have the right to use such name for so long as PCM or another affiliate of PCM is our investment adviser. Other than with respect to this limited license, we have no legal right to the “Prospect” name or logo.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the independent directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended June 30, 2023 was BDO USA, P.C. (“BDO”). At a meeting held on September 28, 2023, the Fund’s Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2024, effective immediately concurrent with the dismissal of BDO. The 1940 Act rules do not require that the Board’s selection of Deloitte be submitted for ratification by stockholders of the Fund. We expect that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended June 30, 2023, the Fund’s Audit Committee recommended to the Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committee’s report appears below.

BDO’s reports on the Fund’s consolidated financial statements for the fiscal years ended June 30, 2023 and 2022, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the Fund’s fiscal years ended June 30, 2023 and 2022, respectively, and the subsequent interim period through September 28, 2023, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Fund's internal control over financial reporting as disclosed in Part II, Item 9A of the Fund's Annual Report on Form 10-K for the year ended June 30, 2022 which was remediated as previously disclosed in the Fund’s Annual Report on Form 10-K for the year ended June 30, 2023. The Audit Committee has discussed the subject matter of the above referenced reportable event with BDO and the Fund has authorized BDO to respond fully to the inquiries of Deloitte concerning the subject matter of such reportable event.

The Audit Committee and the Board have considered the independence of Deloitte and have concluded that Deloitte is independent as required by the applicable rules of the Public Company Accounting Oversight Board. In connection with their determination, Deloitte has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates. Additionally, during the Fund’s two most recent fiscal years (fiscal years ended June 30, 2023 and 2022), respectively, and the subsequent interim period through September 28, 2023, neither the Fund nor anyone on its behalf consulted Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

    Audit Fees. Audit fees consist of fees billed for professional services rendered for the integrated audit of our year-end financial statements included in the Fund’s Annual Report on Form 10-K and a review of financial statements included in the Fund’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Fund for its fiscal years ended June 30, 2023 and June 30, 2022 were approximately $271,650 and $277,573, respectively. There were no fees incurred by the Fund for review of its registration statement for its previous public offering, included in the audit fees incurred as disclosed above, for the fiscal years ended June 30, 2023 and June 30, 2022.

    Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees for the fiscal years ended June 30, 2023 and 2022.

Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2023 and June 30, 2022 were approximately $8,182 and $8,182, respectively.

All Other Fees. All other fees would include fees for products and services other than those reported above. All other fees for the fiscal years ended June 30, 2023 and June 30, 2022 were approximately $0.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approve BDO’s and Deloitte’s engagements for audit and non-audit services to the Fund or the Fund’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining BDO’s and Deloitte’s independence, as applicable. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by BDO and Deloitte, as applicable, to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining BDO’s and Deloitte’s independence, as applicable.

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Fund’s audited financial statements for the fiscal year ended June 30, 2023.

The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management and BDO, the Fund's independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Fund’s disclosure controls and procedures, and the quality of the Fund’s financial reporting. The Audit Committee also reviewed the Fund’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Fund’s chief executive officer and chief financial officer that are required in periodic reports filed by the Fund with the Commission. The Audit Committee is satisfied that the Fund's disclosure controls and procedures are adequate and that the Fund employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Fund’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Fund, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Fund’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Fund. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Fund’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended June 30, 2023 be included in the Fund’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has recommended the appointment of Deloitte to serve as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

Respectfully Submitted,
The Audit Committee
Eugene S. Stark, Chairman
Andrew C. Cooper
William J. Gremp

September 28, 2023
_____________________________
(1)    The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

Householding of Proxy Materials

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the applicable Fund at the address and phone number set forth below.

Requests should be directed to Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.

Other Business

The Board knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.

Submission of Stockholder Proposals

Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the 2024 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Fund, c/o Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016, in a timely manner, calculated in the manner provided in Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund expects that the 2024 Annual Meeting of Stockholders will be held in December 2024, but the exact date, time and location of such meeting have yet to be determined. While the Board will consider stockholder proposals, the Fund reserves the right to omit from its proxy statement and proxy card any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 under the Exchange Act.
To be considered timely pursuant to Rule 14a-8(e) under the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received not later than July 11, 2024 in order to be included in the Fund’s proxy statement and proxy card for the 2024 Annual Meeting of Stockholders.
    In addition, the Fund’s bylaws contain an advance notice provision with respect to director nominations and other proposals, other than for stockholder proposals submitted pursuant to Rule 14a-8 discussed above. The Fund’s bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose other business for consideration at an annual meeting, written notice in the manner provided for in the bylaws containing the information required by the bylaws generally must be delivered to the Fund’s Secretary at its principal executive office not earlier than the 120th day prior to the first anniversary of the date the Fund mailed the notice for the preceding year’s annual meeting (the “Anniversary Date”) nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the Anniversary Date. Accordingly, under the Fund’s current bylaws, a stockholder nomination for director or proposal of other business intended to be considered at the 2024 Annual Meeting of Stockholders must be received by the Fund’s Secretary not earlier than June 11, 2024, and not later than 5:00 p.m., Eastern Time, on July 11, 2024. Proposals should be addressed to the Fund’s Secretary, c/o

Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the mailing of the notice for the next annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the prior annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of the mailing of the notice for such next annual meeting and not later than 5:00 p.m. Eastern Time on the 90th day prior to the date of the mailing of the notice for such next annual meeting or the tenth day following the day on which public announcement of the date of the mailing of the notice for such next annual meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary

New York, New York
October 2, 2023

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-758-5880 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Floating Rate and Alternative Income Fund, Inc.

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy and attorney in-fact and hereby authorizes him to represent and vote, as provided on the other side, all shares of the Prospect Floating Rate and Alternative Income Fund, Inc. common stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communications (as described below) on Monday, December 18, 2023 at 2:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The Company currently intends to hold the Annual Meeting in person at the offices of the Company. If the Annual Meeting will be held at a location other than as designated above or solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at https://vote.proxyonline.com/floatingrate/docs/pfloat.pdf, and filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund's proxy material is available at https://vote.proxyonline.com/floatingrate/docs/pfloat.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-758-5880.** **Representatives are available** to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2023. THE PROXY STATEMENT AND ANNUAL REPORT IS AVAILABLE AT:** https://vote.proxyonline.com/floatingrate/docs/pfloat.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Floating Rate and Alternative Income Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

	FOR	AGAINST	ABSTAIN
1.1 William J. Gremp	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]